                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                               [FIRST UNION LOGO]

                                   FIRST UNION
                   REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                    125 PARK AVENUE, NEW YORK, NEW YORK 10017

                                    NOTICE OF
                      2003 SPECIAL MEETING OF BENEFICIARIES

TO THE BENEFICIARIES:

         Notice is hereby given that the 2003 Special Meeting in lieu of Annual Meeting of Beneficiaries of First Union Real Estate Equity and Mortgage Investments (the "Trust") will be held in the Sutton Place Room at The New York Helmsley Hotel, 212 East 42nd Street, New York, New York 10017, on Tuesday, June 17, 2003, at 9:00 a.m., local time, for the following purposes:

         1. To elect one Class I Trustee to serve for a term of three years expiring at the 2006 annual meeting or until a successor is duly elected.

         2. To elect two Class II Trustees to serve the remainder of the three-year term expiring at the 2004 annual meeting or until successors are duly elected.

         3. To elect one Class III Trustee to serve the remainder of the three-year term expiring at the 2005 annual meeting or until a successor is duly elected.

         4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Beneficiaries of record at the close of business on April 25, 2003 are entitled to notice of and to vote at the meeting.

                                    By Order of the Board of Trustees

                                    /s/ Neil H. Koenig

                                    Neil H. Koenig
                                    Secretary

April 30, 2003

         PLEASE FILL IN, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                               [FIRST UNION LOGO]

                                   FIRST UNION
                   REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                    125 PARK AVENUE, NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT

                        SPECIAL MEETING OF BENEFICIARIES
                                  JUNE 17, 2003

                               GENERAL INFORMATION

         This Proxy Statement and the accompanying proxy are being sent by the Board of Trustees (sometimes referred to herein as the "Board") of First Union Real Estate Equity and Mortgage Investments ("First Union" or the "Trust") in connection with the solicitation of proxies from the holders of common shares of beneficial interest, par value $1 per share, of the Trust ("Shares") to be voted at the 2003 Special Meeting in lieu of an annual meeting of beneficiaries, including any adjournments or postponements thereof (the "Meeting"), to be held in the Sutton Place Room at The New York Helmsley Hotel, 212 East 42nd Street, New York, New York 10017, on Tuesday, June 17, 2003, at 9:00 a.m., local time, to take the following actions:

         (i) to elect one Class I Trustee to serve for a term of three years expiring at the 2006 annual meeting or until a successor is duly elected;

         (ii) to elect two Class II Trustees to serve the remainder of the three-year term expiring at the 2004 annual meeting or until successors are duly elected;

         (iii) to elect one Class III Trustee to serve the remainder of the three-year term expiring at the 2005 annual meeting or until a successor is duly elected; and

         (iv) to transact such other business as may properly come before the Meeting.

         The principal executive offices of the Trust are located at 125 Park Avenue, New York, New York 10017. The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent to the Trust's beneficiaries is April 30, 2003.

                                     VOTING

         The record date for the determination of beneficiaries entitled to vote at the Meeting is April 25, 2003. On that date, 34,814,361 Shares were outstanding. Each Share has one vote.

         The Board's nominees at the Meeting who receive the greatest number of votes duly cast (although not necessarily a majority of the votes duly cast) by the Shares represented at the Meeting will be elected as Trustees. The proxies solicited for the Meeting cannot be voted for a greater number of persons than the number of nominees named.

         Abstentions and broker non-votes will be included in determining the number of Shares present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the election of the Board's nominees to the Board of Trustees.

         Shares represented by properly executed proxy cards will be voted at the Meeting as marked and, in the absence of specific instructions, will be voted for the Board's nominees, and, in the discretion of the persons named as proxies, on all such other business as may properly come before the Meeting.

         A beneficiary may revoke his proxy at any time prior to its exercise by giving notice to First Union in writing or by attending the Meeting and voting in person (attendance alone at the Meeting will not by itself revoke a proxy). The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier dated proxy. The revocation may be delivered to First Union at 125 Park Avenue, 14th Floor, New York, New York 10017, or any other address provided by First Union.

         As far as the Trustees are aware, no matters other than those outlined in this Proxy Statement will be presented to the Meeting for action on the part of the beneficiaries. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy card to vote the Shares to which the proxy relates in accordance with their best judgment.

                   PROPOSALS 1, 2 AND 3 - ELECTION OF TRUSTEES

BACKGROUND

         Under the Amended and Restated Declaration of Trust of First Union, the Board of Trustees is divided into three classes, with each class as nearly equal in number to the other classes as possible. The term of office of each class is to expire in successive years. Accordingly, at each annual meeting or special meeting in lieu of an annual meeting, successors to the Trustees whose term expires at that meeting are elected to a three-year term. For purposes of the election of Trustees, the Trust did not hold an annual meeting or a special meeting in lieu of an annual meeting for 2001 or 2002. As each Trustee was elected to serve until the end of the three-year term to which he was elected or the election of a successor, in those years in which shareholders did not elect Trustees, the Trustees then in office whose term of office would have otherwise expired, continued in office as Trustees. Accordingly, the Trust is asking you to elect a Trustee whose three-year term expires at this Special Meeting as well as Trustees whose terms of office would have expired at the 2001 and 2002 annual meetings, had they occurred. Any vacancy occurring in a class of Trustees may be filled by a majority vote of the Trustees remaining in office, effective for the remainder of the term for such class.

NOMINEES

         Talton R. Embry, a current Trustee in Class I, is a nominee for election as a Trustee at the Meeting to serve for a term of three years commencing at the Meeting and expiring at the 2006 annual meeting, upon the election of his successor. Jeffrey B. Citrin and Bruce R. Berkowitz, current Trustees in Class II of the Board of Trustees, are nominees for election as Trustees at the Meeting to serve for the remainder of their term expiring at the 2004 annual meeting, upon the election of successors. Daniel J. Altobello, a current Trustee in Class III, is a nominee for election as a Trustee at the Meeting to serve for the remainder of his term expiring at the 2005 annual meeting, upon the election of his successor.

         The Board of Trustees is currently composed of four Trustees and is divided into three classes whose terms are or were due to expire in 2003, 2002 and 2001, respectively. The size of each class has been set by the beneficiaries at five members. Vacancies currently exist in all three Classes. The Board of Trustees does not expect to fill the vacancies at the Meeting. Classes I and III are each currently composed of one member. Class II is currently composed of two members.

         While the Trustees do not anticipate that any of the Board's nominees will be unable to serve, if any is not available for election, proxies may be voted for a substitute as well as for the other persons named.

PROPOSAL 1

         The following is information regarding Mr. Embry, a Trustee whose term of office expires at the Meeting, and who has been nominated by the Board to serve for a three-year term commencing at the Meeting and expiring at the 2006 annual meeting, upon the election of his successor.

                                           PRINCIPAL OCCUPATIONS,                     PERIOD OF SERVICE     EXPIRATION
          NAME AND AGE              BUSINESS EXPERIENCE AND AFFILIATIONS                 AS TRUSTEE          OF TERM
          ------------              ------------------------------------                 ----------          -------
CLASS I

Talton R. Embry (55)       Mr. Embry has been the Chairman of Magten Asset       September 2000                2006
                           Management Corp. ("Magten"), a private investment     to Date
                           management company, since 1998. Mr. Embry has been
                           associated with Magten in various capacities since
                           1978.  Mr. Embry is also a director of Imperial
                           Parking Corporation and Saint David's School, New
                           York, NY.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF MR. EMBRY AS A TRUSTEE, TO SERVE FOR A TERM OF THREE YEARS COMMENCING AT THE MEETING AND EXPIRING AT THE 2006 ANNUAL MEETING, UPON THE ELECTION OF HIS SUCCESSOR.

PROPOSAL 2

         The following is information regarding Messrs. Jeffrey Citrin and Bruce Berkowitz, Trustees who have been nominated by the Board to serve for the remainder of a three-year term expiring in 2004 upon the election of successors.

                                             PRINCIPAL OCCUPATIONS,                        PERIOD OF SERVICE    EXPIRATION
          NAME AND AGE                BUSINESS EXPERIENCE AND AFFILIATIONS                    AS TRUSTEE         OF TERM
          ------------                ------------------------------------                    ----------         -------
CLASS II

Jeffrey B. Citrin (45)       Mr. Citrin has been President of Blackacre Capital       September 2000 to Date       2004
                             Management LLC, a private fund engaged in real estate
                             investment, since 1994.
                                                                                      December 2000
                             Mr. Berkowitz has been Managing Member of Fairholme      to Date
                             Capital Management L.L.C., a registered investment                                    2004
Bruce R. Berkowitz (44)      adviser, since June 1997 and  President and Director
                             of Fairholme Funds, Inc., a registered investment
                             company under the Investment Company Act of 1940,
                             since December 1999. Since December, 2001, Mr.
                             Berkowitz has also been a Director and Deputy Chairman
                             of Olympus Re Holdings, Ltd. and Olympus Reinsurance
                             Company, Ltd., both of Bermuda.  He served as Managing
                             Director of Smith Barney, Inc., a subsidiary of the
                             Travelers Inc., a diversified financial services
                             holding company, from 1995 to May 1997.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. JEFFREY CITRIN AND BRUCE BERKOWITZ AS TRUSTEES, TO SERVE FOR A TERM EXPIRING AT THE 2004 ANNUAL MEETING, UPON THE ELECTION OF SUCCESSORS.

PROPOSAL 3

         The following is information regarding Mr. Altobello, a Trustee who has been nominated by the Board to serve for the remainder of a three-year term expiring in 2005 upon the election of a successor.

                                             PRINCIPAL OCCUPATIONS,                    PERIOD OF SERVICE       EXPIRATION
          NAME AND AGE                BUSINESS EXPERIENCE AND AFFILIATIONS                AS TRUSTEE            OF TERM
          ------------                ------------------------------------                ----------            -------
CLASS III

Daniel J. Altobello (62)     Mr. Altobello is chairman of Altobello Family             June 1998 to Date          2005
                             Partners, an investment partnership, and has been a
                             partner in Ariston Investment Partners, a consulting
                             firm, since October 1995. Mr. Altobello was Chairman
                             of the Board of ONEX Food Services, Inc., an airline
                             catering company from October 1995 to January 2000 and
                             was the Chairman, President and Chief Executive
                             Officer of Caterair International Corporation, an
                             airline catering company, from November 1989 until
                             October 1995. Mr. Altobello is a member of the Board
                             of Care First, Inc., the holding company for Care
                             First of Maryland, Inc., a provider of health care and
                             related services; Mesa Air Group, Inc., an
                             independently owned airline; World Airways, Inc., a
                             provider of long-range passenger and cargo charter air
                             transportation; Thayer Capital Partners, a merchant
                             bank, and Friedman, Billings and Ramsey, Inc., a
                             holding company for investment banking, institutional
                             brokerage/venture capital, and other specialized asset
                             management products and services.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF MR. ALTOBELLO AS A TRUSTEE, TO SERVE FOR A TERM EXPIRING AT THE 2005 ANNUAL MEETING, UPON THE ELECTION OF HIS SUCCESSOR.

                            COMPENSATION OF TRUSTEES

         Trustees other than Mr. Embry were paid an attendance fee of $1,500.00 for each board or committee meeting attended in person and a $500.00 fee for each board or committee meeting participated in telephonically. Mr. Embry has waived Board fees otherwise payable to him. During 2002, no Trustee received any stock options or other equity based awards from the Trust.

                        ORGANIZATION OF BOARD OF TRUSTEES

         The Board of Trustees held nine meetings during 2002. Each of the present Trustees attended at least 75% of the aggregate of the meetings of the Board and the committees of the Board on which he or she served. The Board has standing Audit and Nominating Committees. Because the Trust has no Executive Officers, the Board does not have a compensation committee.

AUDIT COMMITTEE

         The Audit Committee is composed entirely of Trustees who are not employees of First Union and operates in accordance with the written Charter attached to the Proxy Statement sent to Beneficiaries of the Trust on or about February 5, 2001. The Committee recommends to the Board the appointment of auditors to examine and report on the combined financial statements, reviews with the independent auditors the arrangements for and results of the audit engagement, reviews the independence of the auditors, considers the range of audit and non-audit fees and reviews the reports of First Union's internal accountants and its system of internal accounting controls. The members of the Audit Committee are Daniel J. Altobello (Chairman), Bruce R. Berkowitz and Talton R. Embry. The Audit Committee held four meetings during 2002.

SPECIAL COMMITTEE

         In April 2001, the Board established a Special Committee for the purpose of evaluating and advising the Board with respect to proposed transactions and other possible business alternatives that the Trust may pursue. The Special Committee is composed of Messrs. Altobello, Chairman, and Berkowitz, both independent Trustees. In this capacity, the Special Committee has acted on behalf of the Trust with regard to the proposed transaction between Gotham Golf Corp. and the Trust. The Special Committee held seven meetings during 2002. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

NOMINATING COMMITTEE

         The Nominating Committee is responsible for recommending nominees to the Board of Trustees to fill vacancies on the Board and for evaluating shareholder nominees for election as Trustees. The Nominating Committee is composed of all four Trustees and did not meet during 2002 in this capacity.

                               EXECUTIVE OFFICERS

         The Trust had no Executive Officers during 2002.

             SECURITY OWNERSHIP OF TRUSTEES AND OFFICERS AND CERTAIN
                                BENEFICIAL OWNERS

         The table below sets forth, with respect to Trustees and Executive Officers and all Trustees and Executive Officers as a group, information relating to their beneficial ownership of Shares as of March 24, 2003:

                                                                 AMOUNT AND NATURE OF
NAME OF TRUSTEE OR EXECUTIVE OFFICER                             BENEFICIAL OWNERSHIP (1)            PERCENT
------------------------------------                             ------------------------            -------
TRUSTEES

           Daniel J. Altobello                                             9,500                           *

           Bruce R. Berkowitz(2)
                                                                         409,975                       1.18%
           Jeffrey B. Citrin(3)

           Talton R. Embry(4)                                              7,970                           *

EXECUTIVE OFFICERS

                                                                       1,987,600                       5.71%
           None

All Trustees and Executive Officers (4 in number) as a group           2,415,045                       6.94%

5% BENEFICIAL OWNERS

         The following table sets forth, according to publicly available information on file with the Securities and Exchange Commission as of the dates indicated in the accompanying footnotes, except as otherwise indicated, information concerning each person known by First Union to be the beneficial owner of more than 5% of the outstanding Shares:

                                                            AMOUNT AND NATURE OF
              NAME AND ADDRESS OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP         PERCENT
              ------------------------------------          --------------------         -------
Gotham Partners, L.P (5)..............................             5,841,233              16.78%
Gotham International Advisors, L.L.C (5)
Gotham Partners III, L.P (5)
Gotham Holdings II, L.L.C (5)
110 East 42nd Street
New York, New York 10017

Kensington Investment Group, Inc. (6).................
4 Orinda Way, Suite 220D                                           2,646,500                7.6%
Orinda, California 94563

*  Beneficial Ownership does not exceed 1%

         (1) Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, a person is deemed to be a beneficial owner if he has or shares voting power or investment authority in respect of such security or has the right to acquire beneficial ownership within 60 days. The amounts shown in the above table do not purport to represent beneficial ownership except as determined in accordance with this Rule. Each person identified in these tables has sole voting and investment power with respect to the amounts shown or shared voting and investment powers with his or her spouse, except as indicated below. The foregoing notwithstanding, the amounts reported herein do not include any Shares which may be deemed to be beneficially owned by a Trustee pursuant to

                  Rule 13d-5(b)(1) solely by virtue of such Trustee's execution of the Voting Agreement entered into with the Trust and Gotham Partners, L.P. on February 13, 2002.

         (2) Includes 36,600 Shares owned directly by Mr. Bruce Berkowitz and 373,375 Shares owned by clients of Fairholme Capital Management L.L.C. with respect to which Mr. Bruce Berkowitz has shared investment power.

         (3) Includes 1,527 Shares owned directly by Mr. Citrin and 3,809 Shares owned by his minor children. Also includes 2,634 Shares owned by his spouse, beneficial ownership of which is disclaimed. Mr. Citrin is President of Blackacre Capital Management, LLC, which may be deemed to be under common control with Cerberus Partners L.P. Cerberus Partners L.P. and its affiliates beneficially own, as of April 7, 2003, 1,764,699 Shares and 30,500 shares of First Union Series A Cumulative Convertible Redeemable Preferred Shares, which are convertible into 150,060 Shares, in accordance with information provided by Mr. Citrin, beneficial ownership of which is disclaimed by Mr. Citrin.

         (4) According to an Amendment to Schedule 13D filed with the Securities and Exchange Commission on July 12, 2002, Mr. Embry was deemed to beneficially own 1,987,600 Shares. As the Chairman of Magten, Mr. Embry is deemed to beneficially own all of the 458,000 Shares beneficially owned by Magten Asset Management Corp. He also beneficially owns 1,529,600 additional Shares with respect to which he has sole voting and investment power.

         (5) First Union obtained the information regarding these holders from an amendment to Schedule 13D filed with the Securities and Exchange Commission on January 7, 2002. Gotham Partners, L.P. has sole voting and investment power with respect to 2,873,158 Shares, GIA has sole voting and investment power with respect to 2,431,664 Shares, Gotham Partners III, L.P. has sole voting and investment power with respect to 58,448 Shares and Gotham Holdings II, L.L.C. has sole voting and dispositive power with respect to 477,963 Shares.

         (6) The information regarding this holder is as of December 31, 2002 and was obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2003. This holder has sole voting and investment power with respect to all Shares indicated.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PROPOSED MERGER TRANSACTION

         On February 13, 2002, the Trust entered into a definitive Agreement and Plan of Merger and Contribution, pursuant to which the Trust agreed to merge with and into Gotham Golf Corp. ("Gotham Golf"), a Delaware corporation controlled by Gotham Partners, L.P. ("Gotham Partners"), at that time the beneficial owner of 16.8% of the Trust's outstanding common shares. Also at that time, Mr. William A. Ackman, beneficial owner of the Shares held by Gotham Partners, was Chairman of the Board of Trustees of First Union. Mr. Ackman resigned from the Board on December 11, 2002. If consummated, the proposed transaction would result in the Trust's common shareholders receiving as merger consideration for each Share:

         -        $1.98 in cash;

         - a choice of (a) an additional $0.35 in cash or (b) approximately 1/174th (0.0057461) of a debt instrument to be issued by Southwest Shopping Centers, Co. II, L.L.C., with a face value of $100 (which is an effective price of $60.91 per face value of $100), indirectly secured by the Trust's principal real estate assets; and

         - three-fiftieths (0.06) of a non-transferable uncertificated subscription right, with each whole right exercisable to purchase one Gotham Golf common share at $20.00 per share and, subject to availability and proration, additional Gotham Golf common shares at $20.00 per share, for up to an aggregate of approximately $41 million of Gotham Golf common shares.

         The proposed transaction is subject to several conditions, one of which is the approval of the Trust's shareholders and the obtaining of certain third party consents. The Trust's shareholders approved the proposed transaction by the requisite majority vote at a November 27, 2002 meeting of shareholders. Litigation has arisen with respect to the proposed transaction, resulting in the issuance of an injunction by a trial court preventing the proposed transaction from going forward. Although the granting of the injunction is being appealed by the Trust and Gotham Partners, there can be no assurance that the injunction will be lifted or that the proposed transaction will be consummated.

                                PERFORMANCE GRAPH

The performance graph assumes $100 invested on December 31, 1997 in Shares, the Equity REIT Index and the S&P 500 Index, with dividends reinvested when paid and Share prices as of the last day of each calendar year. The total return for the Equity REIT Index was compiled by the National Association of Real Estate Investment Trusts. The Equity REIT Index includes all tax qualified equity REITs listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market. Equity REITs are defined as those with 75% or more of their gross invested book value of assets invested directly or indirectly in the equity ownership of real estate.

                      1997      1998      1999      2000      2001      2002
                      ----      ----      ----      ----      ----      ----
First Union           $100      $36       $31       $24       $22       $18
Equity REIT Index     $100      $83       $79       $99       $113      $118
S&P 500 Index         $100      $129      $156      $141      $125      $97

                              SELECTION OF AUDITORS

KPMG LLP has been selected as independent public accountants for the Trust for 2003. A representative of KPMG LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate beneficiary questions.

                             ADDITIONAL INFORMATION

AUDIT FEES:

      The fees for audit services rendered by KPMG LLP for the audit of the Trust's combined financial statements for 2002 were $135,250.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION:

      KPMG LLP did not render any financial information systems design and implementation services during 2002.

ALL OTHER FEES:

      The Trust was billed $152,900 related to the proposed merger transaction, and $6,000 for other non-audit services by KPMG LLP during 2002.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee has reviewed and discussed with the Interim Chief Financial Officer and the Trust's independent auditors the audited financial statements of the Trust contained in the Trust's Annual Report on Form 10-K for the year ended December 31, 2002. The Audit Committee has also discussed with KPMG LLP, the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, "Communication with Audit Committees."

      The Audit Committee has received and reviewed the written disclosures and the letter from the Trust's independent auditors required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), has discussed with the Trust's independent auditors such auditors' independence, and considered the compatibility of any non-audit services with the auditors' independence.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited combined financial statements be included in the Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed with the U.S. Securities and Exchange Commission.

Daniel J. Altobello, Chairman
Bruce R. Berkowitz, Audit Committee Member
Talton R. Embry, Audit Committee Member
March 28, 2003

                        COST OF PROXIES AND SOLICITATIONS

First Union will bear the cost of preparing and mailing this Proxy Statement, the accompanying proxy and any other related materials. First Union has engaged DF King & Co. to assist in the search for beneficiaries and distribution of proxies, at a fee of $4,000 plus reimbursement of its out-of-pocket expenses. First Union will also pay the standard charges and expenses of brokerage houses, or other nominees or fiduciaries, for forwarding such materials to, and obtaining the proxies from, beneficiaries for whose account they hold registered title to Shares of First Union. In addition to use of the mail, proxies may be solicited personally, by telephone or otherwise, by Trustees without receiving additional compensation. First Union will pay the expense of such solicitation.

                             FORM 10-K ANNUAL REPORT

A COPY OF THE TRUST'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIARIES UPON WRITTEN REQUEST DIRECTED TO NEIL
H. KOENIG, SECRETARY, FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, 125 PARK AVENUE, NEW YORK, NEW YORK 10017.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Trust's Trustees and executive officers, and persons who own beneficially more than 10% of the Shares of the Trust, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of all filed reports are required to be furnished to the Trust pursuant to Section 16(a). Based solely on the reports received by the Trust and on written representations from reporting persons, the Trust believes that the Trustees, executive officers, and greater than 10% beneficial owners complied with all applicable filing requirements during the fiscal year ended December 31, 2002.

                              BENEFICIARY PROPOSALS

Any beneficiary proposals intended to be presented at the 2004 Annual Meeting of Beneficiaries must be received by First Union for inclusion in First Union's proxy statement and form of proxy relating to that meeting on or before January 31, 2004. In addition, under First Union's By-laws, beneficiaries must comply with specified procedures to nominate persons for election as Trustees or introduce an item of business at an annual meeting. Trustee nominations or an item of business to be introduced at an annual meeting must be submitted in writing and received by First Union not less than 120 days in advance of an annual meeting. To be in proper written form, a shareholder's notice must contain the specific information required by First Union's By-laws. A copy of First Union's By-laws, which specifies the advance notice procedures, can be obtained from First Union by request to the Secretary of the Trust. Any such proposals should be sent to the following address: First Union Real Estate Equity and Mortgage Investments, 125 Park Avenue, New York, New York 10017,
Attention: Neil H. Koenig, Secretary.

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

           Daniel J. Altobello
           Chairman of the Special Committee of Board of Trustees

           April 30, 2003

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[FIRST UNION LOGO]


            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

                   125 PARK AVENUE - NEW YORK, NEW YORK 10017

 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES FOR THE SPECIAL MEETING OF
                                THE SHAREHOLDERS
                      TO BE HELD ON TUESDAY, JUNE 17, 2003

The undersigned hereby appoints Daniel J. Altobello and Neil H. Koenig, or any one of them, each with power of substitution, attorney and proxy (the "Proxies") for and in the name and place of the undersigned, to vote, as designated below, all of the common shares of beneficial interest, par value $1.00 per share ("Shares"), of First Union Real Estate Equity and Mortgage Investments (the "Company"), on all matters at the Special Meeting in lieu of the 2003 Annual Meeting of Shareholders to be held in the Sutton Place Room of The New York Helmsley Hotel, located at 212 East 42nd Street, New York, NY 10017, on June 17, 2003, at 9:00 A.M. local time, or at any adjournments or postponements thereof, according to the number of votes that the undersigned could vote if personally present at the meeting.

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. ELECTION TO CLASS I OF THE BOARD OF TRUSTEES OF TALTON R. EMBRY

    [ ] FOR                                     [ ] AGAINST                     [ ] WITHHOLD AUTHORITY

2. ELECTION TO CLASS II OF THE BOARD OF TRUSTEES OF THE NOMINEES LISTED BELOW:

    [ ] FOR                                     [ ] AGAINST                     [ ] WITHHOLD AUTHORITY
        (except as marked to the contrary                                           to vote for the nominees listed below
        below)

                     Bruce R. Berkowitz, Jeffrey B. Citrin

INSTRUCTION: (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE

    THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

3. ELECTION TO CLASS III OF THE BOARD OF TRUSTEES OF DANIEL J. ALTOBELLO

    [ ] FOR                                     [ ] AGAINST                     [ ] WITHHOLD AUTHORITY

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

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                        (Continued from the other side)

In their discretion the Proxies are authorized to vote upon all other matters as may properly come before the meeting or any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED IN THE SPACE PROVIDED. TO THE EXTENT NO DIRECTIONS ARE GIVEN, THEY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3 AND, IN THE DISCRETION OF THE PROXIES, UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                                                  Dated:                 , 2003
                                                         ---------------

                                                  ------------------------------
                                                            Signature

                                                  ------------------------------
                                                   Signature (if jointly held)

                                                  Please sign exactly as your
                                                  name(s) appear(s) on this
                                                  Proxy. When Shares are held by
                                                  joint tenants, both should
                                                  sign. When signing as
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give full
                                                  title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.